Land Use Right Agreement

Party A : Ganzhou Land and Resource Bureau

Address: No. 110, Zhangjiang North Avenue, Ganzhou City

Zip Code: 341000

Tel: 0797-8155059

Fax: 0797-8155000

Party B: Ganzhou Highpower Technology Company Limited

Address: B3-4, Lianchuang City Garden, Zhangjiang North Revenue, Zhanggong District, Ganzhou City

Zip Code: 341000

Tel: 137677224415

➢	Party A transfer FIFTY EIGHT THOUSAND SIX HUNDRED AND SIXTY EIGHT POINT SIXTY ONE (58,668.61) square meters land use right numbered 2011-59-3 to Party B under the agreement.

➢	The land is located in Shuixi base E-06-01, E-06-02

➢	Party agrees to transfer the land to Party A before January 28, 2012.

➢	The term of the land use right is 50 years.

➢	The amount of the land use right under this agreement is RMB SEVEN MILLION NINE HUNDRED AND EIGHT ONE THOUSAND EIGHT HUNDRED AND SIXTY FOUR ONLY (RMB7,981,864), WITH ONE HUNDRED AND THIRTY SIX POINT ZERO FIVE ONLY (RMB136.05) per square meter.

➢	The deposit of the land use right is RMB ONE MILLION FIVE HUNDRED AND NINETY SIX THOUSAND THREE HUNDRED AND SEVENTY THREE ONLY (RMB1,596,373).

➢	Party B should pay the first installment RMB SEVEN MILLION NINE HUNDRED AND EIGHT ONE THOUSAND EIGHT HUNDRED AND SIXTY FOUR ONLY (RMB 7,981,864) before January 28, 2012.

➢	Party B agrees to commence construction project on the land under this agreement before January 28, 2013, and complete the construction before January 28, 2015.

➢	The PRC laws are applicable to this agreement.

➢	For any dispute arising from the performance of this agreement, both sides should settle the dispute through negotiation. Otherwise, both sides can appeal to the People’s Court.

➢	This agreement shall come into force since the signing date.

➢	Items of amount, square meters shall be presented in both words and figures.

➢	This agreement shall be in duplicate. Party A holds one, and Party B holds one, each of which enjoys equal legal force.

Party A: Ganzhou Land and Resource Bureau
Legal representative:
Signature (seal):	/s/ [SEAL]
January 5, 2012

Party B: Ganzhou Highpower Technology Company Limited
Legal representative:
Signature (seal):	/s/ [SEAL]
January 5, 2012